UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2024

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Boulevard,
St. Louis,	Missouri	63105
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (314) 725-4477
(Former Name or Former Address, if Changed Since Last Report): N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value	CNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 14, 2024, the Company held its Annual Meeting. There were 495,058,912 shares of common stock represented at the Annual Meeting. The stockholders of the Company voted as follows on the following matters at the Annual Meeting:

1.	Election of Directors. The ten directors were elected at the Annual Meeting for a one-year term based upon the following votes:
	Director Nominee	For	Against	Abstain	Broker Non-Votes
	Jessica L. Blume	464,161,946	13,530,271	376,570	16,990,125
	Kenneth A. Burdick	470,049,127	7,783,638	236,022	16,990,125
	Christopher J. Coughlin	466,935,341	10,771,087	362,359	16,990,125
	H. James Dallas	476,374,620	1,432,583	261,584	16,990,125
	Wayne S. DeVeydt	463,540,560	13,349,815	1,178,412	16,990,125
	Frederick H. Eppinger	460,034,111	17,781,157	253,519	16,990,125
	Monte E. Ford	470,786,277	6,488,480	794,030	16,990,125
	Sarah M. London	476,576,184	1,250,017	242,586	16,990,125
	Lori J. Robinson	466,657,421	11,163,012	248,354	16,990,125
	Theodore R. Samuels	465,277,574	11,541,729	1,249,484	16,990,125

2.	Non-binding advisory vote on executive compensation. The Company's executive compensation was approved by a non-binding advisory vote based upon the following votes:
		For	Against	Abstain	Broker Non-Votes
		433,825,369	43,973,709	269,709	16,990,125

3.
Ratification of the appointment of KPMG LLP. The appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024 was ratified based upon the following votes:

		For	Against	Abstain
		484,315,258	10,457,390	286,264

4.	Shareholder proposal for managing climate risk through science-based targets and transition planning. The shareholder proposal was not approved based upon the following votes:
		For	Against	Abstain	Broker Non-Votes
		171,606,594	303,602,455	2,859,738	16,990,125

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date:	May 15, 2024	By:	/s/ Christopher A. Koster
Christopher A. Koster Executive Vice President, Secretary and General Counsel